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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                                    of the
                        Securities Exchange Act of 1934


                       Date of Report (date of earliest
                        event reported): June 23, 2000



                          Bryn Mawr Bank Corporation
                          --------------------------
            (Exact Name of Registrant as specified in its charter)




       Pennsylvania                  0-15261            23-2434506
----------------------------       ------------       ---------------
(State or other jurisdiction       (Commission        (I.R.S. Employer
of incorporation)                  File Number)       Identification No.)



                  801 Lancaster Avenue, Bryn Mawr, PA   19010
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Registrant's telephone number, including area code:   610-525-2300
                                                     -------------



                                     None
     --------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Matters
         -------------

     On June 23, 2000, the Registrant issued a press release and sent a letter to its shareholders stating that the Registrant anticipated decreased earnings for the second quarter of 2000.

     The foregoing is a summary of the press release and letter to the shareholders which are attached as Exhibit A and Exhibit B to this report and are incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibit A and Exhibit B.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         BRYN MAWR BANK CORPORATION



                         By:  Robert L. Stevens
                              _____________________________________
                              Robert L. Stevens
                              Chairman and Chief Executive Officer

Date: July 28, 2000






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